UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2003

GRIC COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920
(Registrant’s telephone number, including area code)

On December 3, 2003, GRIC Communications, Inc. (“GRIC”) filed a Form 8-K to report its acquisition of Axcelerant, Inc., a Delaware corporation (“Axcelerant”), through the merger of a wholly owned subsidiary of GRIC with and into Axcelerant, with Axcelerant surviving as a wholly owned subsidiary of GRIC.  Pursuant to Item 7 of Form 8-K, GRIC indicated that it would file certain financial information under Item 7 of Form 8-K no later than the date required by Item 7 of Form 8-K.  This Amendment is filed to provide the required financial information.

Item 7:  Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

In response to paragraph (a) of Item 7 of Form 8-K:

•                                          the consolidated financial statements of Axcelerant as of December 31, 2001 and 2002 and for each of the years in the two-year period ended December 31, 2002 are incorporated herein by reference to the consolidated financial statements that appear beginning on page 121 of GRIC’s Registration Statement on Form S-4 (Registration No. 333-109022) and related prospectus (the “GRIC Form S-4”); and

•                                          the unaudited condensed consolidated financial statements of Axcelerant as of June 30, 2003 and for the period ended June 30, 2003 are incorporated herein by reference to the consolidated financial statements that appear beginning on page 139 of the GRIC S-4.

(b)                                  Pro Forma Financial Information.

Pursuant to Instruction B.3 to Form 8-K, the pro forma financial statements required by paragraph (b) of Item 7 of Form 8-K are not included in this report because the information that would be contained in them is substantially the same as the information included in the unaudited pro forma condensed combined consolidated financial statements that appear beginning on page 79 of the GRIC S-4.

(c)                                  Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

2.01

Agreement and Plan of Reorganization, dated August 12, 2003, by and among the Registrant, Amber Acquisition Corporation and Axcelerant, Inc. (Incorporated by reference to Exhibit 2.01 of the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2003.)

4.01

Certificate of Amendment to Second Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.06 of the Registrant’s registration statement on Form S-4 filed with the Securities and Exchange Commission on September 22, 2003.)

23.01	Consent of Ernst & Young LLP, independent auditors.

99.01	Press Release dated December 1, 2003. (Incorporated by reference to Exhibit 99.01 of the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2003.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRIC COMMUNICATIONS, INC.

Date: February 13, 2004	By:	/s/ David L. Teichmann
David L. Teichmann
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Description

2.01

Agreement and Plan of Reorganization, dated August 12, 2003, by and among the Registrant, Amber Acquisition Corporation and Axcelerant, Inc. (Incorporated by reference to Exhibit 2.01 of the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2003.)

4.01

Certificate of Amendment to Second Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.06 of the Registrant’s registration statement on Form S-4 filed with the Securities and Exchange Commission on September 22, 2003.)

23.01	Consent of Ernst & Young LLP, independent auditors.

99.01	Press Release dated December 1, 2003. (Incorporated by reference to Exhibit 99.01 of the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2003.)